Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Software Reports Q3 2009 Financial Results
Recurring Revenues Up by 28%; Customer Retention Remains Greater Than 97%

Weston, FL, October 27, 2009–Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today its financial results for the third quarter of 2009. For the quarter ended September 30, 2009, Ultimate reported total revenues of $48.2 million, an increase of 10%, and recurring revenues of $34.2 million, a 28% increase, both compared with the third quarter of 2008. GAAP net loss for the third quarter of 2009 was $0.5 million, or $0.02 per diluted share, versus GAAP net loss of $3.1 million, or $0.12 per diluted share, for the third quarter of 2008.

Non-GAAP net income for the third quarter of 2009, which excludes stock-based compensation and amortization of acquired intangibles, was $1.6 million, or $0.06 per diluted share, compared with non-GAAP net loss of $0.1 million, or $0.00 per diluted share, for the third quarter of 2008.

“Our recurring revenue and customer retention metrics remained strong in the third quarter this year, and the buying behavior of our third quarter new customers indicates that the market continues to have an appetite for the full range of options we offer in our unified human resources, payroll and talent management solution-set,” said Scott Scherr, CEO, president, and founder of Ultimate.

“More than six hundred UltiPro users attended our second annual global user conference in the quarter, and customer comments on our solutions and quality of service were very enthusiastic.” (For more detail, see “Business Highlights” below.)

Ultimate’s financial results teleconference will be held today, October 27, 2009, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=149881. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Recurring revenues – consisting of maintenance revenues, Intersourcing revenues from our Software-as-a-Service (SaaS) offering of UltiPro and subscription revenues from per-employee-per-month fees generated by business service providers – grew by 28% for the third quarter of 2009 versus the third quarter of 2008. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the growth of recurring revenues.

▪
Non-GAAP operating income for the third quarter of 2009 was $2.7 million compared with a $0.3 million non-GAAP operating loss for the third quarter of 2008. (For more detail, see “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.”)

▪	Ultimate’s annualized retention rate was more than 97% for its existing recurring revenue customer base as of September 30, 2009.

▪
The combination of cash, cash equivalents, and marketable securities was $30.7 million as of September 30, 2009. For the quarter ended September 30, 2009, the Company generated $5.6 million in cash from operations.  For the nine months ended September 30, 2009, the Company generated $16.2 million in cash from operations.

▪	Days sales outstanding were 67 days at September 30, 2009, representing a reduction of 4 days compared with days sales outstanding at December 31, 2008.

Stock Repurchase Plan

During the quarter ended September 30, 2009, the Company repurchased 263,250 shares of the Company’s Common Stock for $7.2 million in cash under its previously announced stock repurchase plan (“Stock Repurchase Plan”) which left 203,175 shares of Common Stock available for repurchase under the Stock Repurchase Plan as of September 30, 2009.

On October 26, 2009, the Company’s Board of Directors extended the Stock Repurchase Plan (originally approved by the Board in late 2000) by authorizing the repurchase of up to 1,000,000 additional shares of the Company’s Common Stock. Accordingly, an aggregate of 1,203,175 shares of Common Stock are available for repurchase under the Stock Repurchase Plan as of today’s date. The extent and timing of repurchase transactions will depend on market conditions and other business considerations.

Business Highlights

Connections 2009, Ultimate’s second annual global user conference, was held September 15-18. Co-sponsored by Dell® and IBM®, Connections 2009 brought together more than 600 UltiPro users from companies across North America, such as Callaway Golf, First Horizon, Fujitsu America, Sony Music Entertainment, Texas Roadhouse, and Yamaha Corporation of America.

Financial Outlook

Ultimate provides the following financial guidance for the 2009 full year and preliminary financial guidance for the 2010 full year:

For the year 2009:

▪	Recurring revenues to increase by approximately 26% over those in 2008;

▪	Total revenues to increase by approximately 10% over those in 2008; and

▪	Operating margin, on a non-GAAP basis (discussed below), of between 6% and 7%.

For the year 2010, preliminary:

▪	Recurring revenues to increase by 26% to 29% in 2010 over those in 2009;

▪	Total revenues to increase between 18% and 20% over those in 2009; and

▪	Operating margins, on a non-GAAP basis (discussed below), of between 10% and 12%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release.  Non-cash equity-based compensation expense for 2009 and 2010 is expected to be approximately $13.5 million and $14.0 million, respectively.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software

A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate markets its award-winning UltiPro products as on-demand services through Software-as-a-Service (SaaS) and as on-premise software. Based in Weston, FL, the Company employs more than 900 professionals who are focused on developing the highest quality products and services. In 2009, Ultimate was awarded first place in the American Business Awards’ national People’s Choice competition for Favorite New SaaS Product and was ranked the #1 best medium-sized company to work for in America by the Great Place to Work® Institute for the second consecutive year. In 2008, Ultimate was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management and was recognized for having the #1 “Best Product Development Team” in the nation by the American Business Awards. Ultimate has more than 1,800 customers representing diverse industries, including such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and Sony Music Entertainment. More information on Ultimate’s products and services can be found at www.ultimatesoftware.com.

UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Revenues:
Recurring	$34,153	$26,738	$97,664	$77,811
Services	13,792	15,002	43,131	42,287
License	252	2,172	3,527	8,782
Total revenues	48,197	43,912	144,322	128,880
Cost of revenues:
Recurring	9,959	7,927	28,432	21,454
Services	11,593	12,751	35,032	34,630
License	–	463	598	1,355
Total cost of revenues	21,552	21,141	64,062	57,439
Gross profit	26,645	22,771	80,260	71,441
Operating expenses:
Sales and marketing	13,049	12,483	39,768	35,548
Research and development	9,940	9,912	28,860	28,090
General and administrative	4,351	4,697	13,239	13,398
Total operating expenses	27,340	27,092	81,867	77,036
Operating loss	(695)	(4,321)	(1,607)	(5,595)
Other income (expense):
Interest and other expense	(29)	(33)	(111)	(173)
Other income, net	30	168	141	747
Total other income, net	1	135	30	574
Loss before income taxes	(694)	(4,186)	(1,577)	(5,021)
Benefit for income taxes	225	1,135	365	1,509
Net loss	$(469)	$(3,051)	$(1,212)	$(3,512)

Net loss per share:
Basic	$(0.02)	$(0.12)	$(0.05)	$(0.14)
Diluted	$(0.02)	$(0.12)	$(0.05)	$(0.14)

Weighted average shares outstanding:
Basic	24,539	24,613	24,416	24,654
Diluted	24,539	24,613	24,416	24,654

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from stock-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
Stock-based compensation:
Cost of recurring revenues	$170	$191	$506	$689
Cost of service revenues	326	479	994	1,565
Cost of license revenues	–	2	–	9
Sales and marketing	1,776	2,043	5,311	5,656
Research and development	316	316	926	1,257
General and administrative	735	924	2,175	2,793
Total non-cash stock-based compensation expense	$3,323	$3,955	$9,912	$11,969

Amortization of acquired intangibles:
General and administrative	$55	$46	$147	$139

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	September 30,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$22,934	$17,200
Short-term investments in marketable securities	6,781	5,805
Accounts receivable, net	35,258	38,302
Prepaid expenses and other current assets	15,669	16,011
Deferred tax assets, net	3,533	3,533
Total current assets before funds held for clients	84,175	80,851
Funds held for clients	11,230	5,863
Total current assets	95,405	86,714
Property and equipment, net	20,290	22,984
Capitalized software, net	4,801	5,642
Goodwill	3,196	2,906
Long-term investments in marketable securities	937	–
Other assets, net	11,929	11,668
Long-term deferred tax assets, net	17,708	17,343
Total assets	$154,266	$147,257
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,903	$7,200
Accrued expenses	9,754	12,701
Current portion of deferred revenue	56,569	54,687
Current portion of capital lease obligations	1,856	2,034
Current portion of long-term debt	–	320
Total current liabilities before client fund obligations	73,082	76,942
Client fund obligations	11,230	5,863
Total current liabilities	84,312	82,805
Deferred revenue, net of current portion	7,797	8,807
Deferred rent	3,248	3,054
Capital lease obligations, net of current portion	1,451	1,519
Total liabilities	96,808	96,185

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	273	268
Additional paid-in capital	179,050	164,574
Accumulated other comprehensive loss	(728)	(1,002)
Accumulated deficit	(54,480)	(53,268)
	124,115	110,572
Treasury stock, at cost	(66,657)	(59,500)
Total stockholders’ equity	57,458	51,072
Total liabilities and stockholders’ equity	$154,266	$147,257

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Nine Months Ended
	September 30,
	2009	2008
Cash flows from operating activities:
Net loss	$(1,212)	$(3,512)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	8,855	7,108
Provision for doubtful accounts	661	1,325
Non-cash stock-based compensation expense	9,912	11,969
Deferred income taxes	(365)	(1,509)
Changes in operating assets and liabilities:
Accounts receivable	2,383	1,105
Prepaid expenses and other current assets	342	(3,197)
Other assets	(409)	(1,780)
Accounts payable	(2,297)	2,506
Accrued expenses and deferred rent	(2,528)	(721)
Deferred revenue	872	5,219
Net cash provided by operating activities	16,214	18,513

Cash flows from investing activities:
Purchases of marketable securities	(7,640)	(6,688)
Maturities of marketable securities	5,722	16,563
Net purchases of client funds securities	(5,367)	(1,734)
Capitalized software	(632)	(1,511)
Purchases of property and equipment	(3,162)	(10,137)
Net cash used in investing activities	(11,079)	(3,507)

Cash flows from financing activities:
Repurchases of Common Stock	(7,157)	(21,690)
Principal payments on capital lease obligations	(1,849)	(1,598)
Net increase in client fund obligations	5,367	1,727
Repayments of borrowings of long-term debt	(320)	(529)
Net proceeds from issuances of Common Stock	4,569	4,919
Net cash provided by (used in) financing activities	610	(17,171)

Effect of foreign currency exchange rate changes on cash	(11)	(19)
Net increase (decrease) in cash and cash equivalents	5,734	(2,184)
Cash and cash equivalents, beginning of period	17,200	17,462
Cash and cash equivalents, end of period	$22,934	$15,278

Supplemental disclosure of cash flow information:
Cash paid for interest	$109	$57
Cash paid for income taxes	$155	$316

Supplemental disclosure of non-cash financing activities:
- The Company entered into capital lease obligations to acquire new equipment totaling $1.6 million and $0.7 million for the nine months ended September 30, 2009 and 2008, respectively.
- The Company entered into an agreement to purchase certain source code from a third-party vendor for $2.0 million, of which $0.5 million and $1.0 million were paid during the nine months ended September 30, 2009 and September 30, 2008, respectively, and $0.5 million was paid during the three months ended December 31, 2008.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(695)	$(4,321)	$(1,607)	$(5,595)
Operating loss as a % of total revenues	(1.4%)	(10%)	(1.1%)	(4%)
Add back:
Non-cash stock-based compensation	3,323	3,955	9,912	11,969
Non-cash amortization of acquired intangible assets	55	46	147	139
Non-GAAP operating income (loss)	2,683	$(320)	$8,452	$6,513
Non-GAAP operating income (loss), as a % of total revenues	5.6%	(0.7%)	5.9%	5.0%

Non-GAAP pre-tax income (loss) reconciliation:
GAAP pre-tax loss	(694)	$(4,186)	$(1,577)	$(5,021)
Add back:
Non-cash stock-based compensation	3,323	3,955	9,912	11,969
Non-cash amortization of acquired intangible assets	55	46	147	139
Non-GAAP pre-tax income (loss)	$2,684	$(185)	$8,482	$7,087

Non-GAAP pre-tax income (loss) per diluted share reconciliation: (1)
GAAP pre-tax loss per diluted share	$(0.03)	$(0.17)	$(0.06)	$(0.20)
Add back:
Non-cash stock-based compensation	0.13	0.16	0.38	0.45
Non-cash amortization of acquired intangible assets		–	0.01	0.01
Non-GAAP pre-tax income (loss) per diluted share	$0.10	$(0.01)	$0.33	$0.26

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(469)	$(3,051)	$(1,212)	$(3,512)
Add back:
Non-cash stock-based compensation	3,323	3,955	9,912	11,969
Non-cash amortization of acquired intangible assets	55	46	147	139
Income tax effect	(1,280)	(1,063)	(3,846)	(4,280)
Non-GAAP net income (loss)	$1,629	$(113)	$5,001	$4,316

Non-GAAP net income per diluted share reconciliation: (1)
GAAP net loss per diluted share	$(0.02)	$(0.12)	$(0.05)	$(0.14)
Add back:
Non-cash stock-based compensation	0.13	0.16	0.38	0.45
Non-cash amortization of acquired intangible assets	–	–	0.01	0.01
Income tax effect	(0.05)	(0.04)	(0.15)	(0.16)
Non-GAAP net income per diluted share	$0.06	$–	$0.19	$0.16

Shares used in calculation of GAAP net income (loss) per share:
Basic	24,539	24,613	24,416	24,654
Diluted	24,539	24,613	24,416	26,524

Shares used in calculation of non-GAAP net income (loss) per share:
Basic	24,539	24,613	24,416	24,654
Diluted	26,516	24,613	26,051	26,524

(1) Non-GAAP pre-tax income and net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income and net (loss) periods. Non-GAAP pre-tax loss and net loss per diluted share reconciliation is calculated on a basic weighted average share basis.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income (loss) and margins, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options, stock units and stock awards recorded in accordance with SFAS 123(R). For the three and nine months ended September 30, 2009, stock-based compensation was $3.3 million and $9.9 million, respectively, on a pre-tax basis. For the three and nine months ended September 30, 2008, stock-based compensation was $4.0 million and $12.0 million, respectively, on a pre-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods. The dilutive effect of all outstanding options and awards of restricted stock and stock units is included in the calculation of pre-tax income and net income per diluted share on both a GAAP and a non-GAAP basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and nine months ended September 30, 2009, the amortization of acquired intangible assets was $55 thousand and $148 thousand, respectively.  For the three and nine months ended September 30, 2008, the amortization of acquired intangible assets was $46 thousand and $139 thousand, respectively.  Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.